FOR IMMEDIATE ISSUE

CONTACTS:

For Investors:	For Media
Michaela Pewarski	Beth Sidhu
(646) 429-1812	(202) 423-4414
IR@StagwellGlobal.com	beth.sidhu@stagwellglobal.com

STAGWELL INC. (NASDAQ: STGW) REPORTS RESULTS FOR THE
THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2021

Record first full-year financial results at Stagwell Inc. were fueled by fast growing digital transformation and digital marketing services, expansion of global media and large client wins

•GAAP Revenue growth of 95.5% in 4Q and 65.5% for the Full-Year
•Pro Forma Organic Net Revenue growth of 11.3% in 4Q and 14.5% for the Full-Year
•Ex-Advocacy Pro Forma Organic Net Revenue growth of 21.2% in 4Q and 18.0% for the Full-Year
•Net Income attributable to Stagwell of $0.8M in 4Q and Net Income of $21.0M for the Full-Year
•Pro Forma Adjusted EBITDA of $103.6M in 4Q and $378.0M for the Full-Year
•Issues 2022 Pro Forma Net Revenue growth guidance of 18%-22% and 13%-17% ex-Advocacy
•Issues 2022 Adjusted EBITDA guidance of $450M - $480M and ProForma Free Cash Flow growth of ~30%

New York, NY, March 8, 2022 (NASDAQ: STGW) – Stagwell Inc. (“Stagwell”) today announced financial results for the three and twelve months ended December 31, 2021.

REPORTED FOURTH QUARTER & YTD HIGHLIGHTS:

•Fourth quarter revenue of $611.9 million, an increase of 95.5% versus the prior year period; full-year revenue of $1,469.4 million, an increase of 65.5% versus a year ago.
•Fourth quarter net revenue of $519.7 million, an increase of 160.9% versus the prior period; full-year net revenue of $1,268.9 million, an increase of 100.4% versus a year ago.
•Fourth quarter net income attributable to Stagwell Inc. common shareholders of $0.8 million versus net income of $22.2 million in the prior year period; full-year net income of $21.0 million versus $56.4 million in the prior year period.
•Fourth quarter adjusted EBITDA of $103.6 million, an increase of 61.3% versus the prior year period; full-year adjusted EBITDA of $253.7 million an increase of 77.2% versus a year ago.

PRO FORMA FOURTH QUARTER & YTD STAGWELL INC. HIGHLIGHTS:

•Fourth quarter Pro Forma revenue of $611.9 million, a decline of 4.6% versus the prior year period and an increase of 18.0% ex-Advocacy; full-year Pro Forma revenue of $2,224.3 million, an increase of 6.6% and an increase of 18.2% ex-Advocacy versus the prior year period.
•Fourth quarter Pro Forma net revenue of $519.7 million, an increase of 10.4% and 20.2% ex-Advocacy vs. a year ago; full-year Pro Forma net revenue of $1,926.8 million, an increase of 16.4% and 20.0% ex-Advocacy versus the prior year period.
•Fourth quarter Pro Forma organic net revenue increased 11.3% and 21.2% ex-Advocacy versus a year ago; full-year Pro Forma organic net revenue increased 14.5% and 18.0% ex-Advocacy versus a year ago.
•Fourth quarter Pro Forma adjusted EBITDA was $103.6 million, a decrease of 5.1% versus the prior year period and an increase of 31.2% ex-Advocacy; full-year Pro Forma adjusted EBITDA was $378.0 million, an increase of 19.6% versus the prior year period and an increase of 41.4% ex-Advocacy.
•Fourth quarter Pro Forma adjusted EBITDA margin was 19.9% of net revenue and full-year adjusted EBITDA margin was 19.6% of net revenue.
•Net New Business wins totaled $75 million in the fourth quarter.

“2021 was a breakthrough year for Stagwell. Our full-year results and 2022 outlook are a clear affirmation of the combination and Stagwell’s unique position as the challenger that will transform marketing,” said Mark Penn, Chairman and Chief Executive Officer. “We delivered pro forma organic net revenue growth of 14.5% for the year and an even more impressive 18% organic growth when excluding our Advocacy businesses, which lapped the 2020 election cycle.”

“Our record year was driven by tailwinds across our high concentration of leading digital capabilities, including digital transformation, influencer and global performance marketing; as well as a rapid acceleration in large contract wins,” Penn continued. “Our robust 2022 outlook reflects our expectation for continued digital strength; continued acceleration in scaled, integrated contract wins; and significant growth in the second-half in our Advocacy businesses driven by an anticipated record year of spend during the 2022 U.S. mid-term elections."

Frank Lanuto, Chief Financial Officer, commented: "The Company reported strong fourth quarter net revenue of $520 million, representing pro forma net revenue growth of 10.4% year-over-year with 11.3% organic growth. Strong operating performance led to pro forma adjusted EBITDA margins of 19.9% for the quarter. Effective cash flow management permitted our continued acquisitions of both minority interests in our fastest growing subsidiaries as well as the acquisition of Goodstuff in the UK while lowering our net leverage ratio from the prior quarter.”

Financial Outlook

2022 financial guidance is as follows:

•Pro Forma Net Revenue growth of 18% – 22%

•Pro Forma Net Revenue growth ex-Advocacy of 13% – 17%

•Adjusted EBITDA of $450 million - $480 million

•Pro Forma Free Cash Flow growth of approximately 30%

•Guidance assumes no impact from foreign exchange or acquisitions or dispositions.

* The Company has excluded a quantitative reconciliation with respect to the Company’s 2022 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information.

Webcast
Management will host a video webcast on Tuesday, March 8, 2022, at 8:30 a.m. (ET) to discuss results for Stagwell Inc. for the three and twelve months ended December 31, 2021. The video webcast will be accessible at https://stagwellq4andfullyear2021earnings.open-exchange.net. An investor presentation has been posted on our website at www.stagwellglobal.com/investors and may be referred to during the conference call.

A recording of the conference call will be accessible one hour after the call and available for ninety days at www.stagwellglobal.com.

About Stagwell Inc.
Stagwell is the challenger network built to transform marketing. We deliver scaled creative performance for the world's most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our 10,000+ specialists in 34+ countries are unified under a single purpose: to drive effectiveness and improve business results for their clients. Join us at www.stagwellglobal.com.

Basis of Presentation
The acquisition of MDC Partners (MDC) by Stagwell Marketing Group (SMG) was completed on August 2, 2021. The results of MDC are included within the Statement of Operations for the period beginning on the date of the acquisition through the end of the respective period presented and the results of SMG are included for the entire period presented.

Non-GAAP Financial Measures
In addition to its reported results, Stagwell Inc has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:

Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K.

(1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year.
(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.
(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.
(4) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments.
(5) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results.
Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

This press release contains forward-looking statements. Statements in this press release that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Some of the factors that could materially and adversely affect our business, financial condition, results of operations and cash flows include, but are not limited to, the following:
•risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients, including as a result of the novel coronavirus pandemic (“COVID-19”);
•the effects of the outbreak of COVID-19, including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties;
•an inability to realize expected benefits of the combination of the Company’s business with the business of MDC (the “Business Combination” and, together with the related transactions, the “Transactions”);
•adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs;
•the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions;
•direct or indirect costs associated with the Transactions, which could be greater than expected;
•risks associated with severe effects of international, national and regional economic conditions;
•the Company’s ability to attract new clients and retain existing clients;
•reduction in client spending and changes in client advertising, marketing and corporate communications requirements;
•financial failure of the Company’s clients;
•the Company’s ability to retain and attract key employees;
•the Company’s ability to achieve the full amount of its stated cost saving initiatives;
•the Company’s implementation of strategic initiatives;
•the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration;
•the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and
•foreign currency fluctuations.

Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in Exhibit 99.2 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2021, and accessible on the SEC’s website at www.sec.gov., under the caption “Risk Factors,” and in the Company’s other SEC filings.

SCHEDULE 1
STAGWELL INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, Except per Share Amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Revenue	$611,927	$313,062	$1,469,363	$888,032
Operating Expenses
Cost of services	348,000	198,524	906,856	571,588
Office and general expenses	197,318	64,498	424,038	191,679
Depreciation and amortization	31,381	11,187	77,503	41,025
Impairment and other losses	1,314	—	16,240	—
	578,013	274,209	1,424,637	804,292
Operating income	33,914	38,853	44,726	83,740
Other Income (expenses):
Interest expense, net	(16,697)	(1,558)	(31,894)	(6,223)
Foreign exchange, net	(1,377)	(1,515)	(3,332)	(721)
Gain on sale of business and other, net	3,252	(404)	50,058	544
	(14,822)	(3,477)	14,832	(6,400)
Income before income taxes and equity in earnings of non-consolidated affiliates	19,092	35,376	59,558	77,340
Income tax expense	14,193	2,726	23,398	5,937
Income before equity in earnings of non-consolidated affiliates	4,899	32,650	36,160	71,403
Equity in (income) losses of non-consolidated affiliates	(165)	51	(240)	58
Net income	4,734	32,701	35,920	71,461
Net income attributable to noncontrolling and redeemable noncontrolling interests	(3,897)	(10,469)	(14,884)	(15,105)
Net income attributable to Stagwell Inc. common shareholders	$837	$22,232	$21,036	$56,356
Income (Loss) Per Common Share:
Basic
Net income (loss) attributable to Stagwell Inc. common shareholders	$0.01	N/A	$(0.03)	N/A
Diluted
Net income (loss) attributable to Stagwell Inc. common shareholders	$0.01	N/A	$(0.03)	N/A
Weighted Average Number of Common Shares Outstanding:
Basic	99,615,252	N/A	90,426,215	N/A
Diluted	104,065,980	N/A	90,426,215	N/A

SCHEDULE 2
STAGWELL INC.
UNAUDITED PRO FORMA COMPONENTS OF NET REVENUE CHANGE
(US$ in 000s, except percentages)

		Net Revenue - Components of Change					Change
	Three Months Ended December 31, 2020	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Three Months Ended December 31, 2021	Organic	Total

Integrated Agencies Network	$283,330	$(8)	$382	$42,614	$42,988	$326,318	15.0%	15.2%
Media Network	94,860	454	—	34,313	34,767	129,627	36.2%	36.7%
Communications Network	86,780	3	—	(26,005)	(26,002)	60,778	(30.0)%	(30.0)%
All Other	5,645	88	(5,022)	2,258	(2,676)	2,969	40.0%	(47.4)%
	$470,615	$537	$(4,640)	$53,180	$49,077	$519,692	11.3%	10.4%

		Net Revenue - Components of Change					Change
	Twelve Months Ended December 31, 2020	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Twelve Months Ended December 31, 2021	Organic	Total

Integrated Agencies Network	$1,038,842	$9,265	$20,986	$189,337	$219,588	$1,258,430	18.2%	21.1%
Media Network	359,857	5,058	—	62,667	67,725	427,582	17.4%	18.8%
Communications Network	236,045	594	—	(21,810)	(21,216)	214,829	(9.2)%	(9.0)%
All Other	21,242	561	(5,827)	9,997	4,731	25,973	47.1%	22.3%
	$1,655,986	$15,478	$15,159	$240,191	$270,828	$1,926,814	14.5%	16.4%

Note: Actuals may not foot due to rounding.

SCHEDULE 3
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(US$ in 000s, except percentages)

For the Three Months Ended December 31, 2021

	Integrated Agencies Network	Media Network	Communications Network	All Other	Corporate	Total
Net Revenue	$326,318	$129,627	$60,778	$2,969	$—	$519,692
Billable Costs	52,211	9,764	30,260	—	—	92,235
Revenue	378,529	139,391	91,038	2,969	—	611,927

Billable Costs	52,211	9,764	30,260	—	—	92,235
Staff costs	210,918	71,742	36,877	1,634	9,466	330,637
Administrative costs	33,332	16,363	6,583	563	3,503	60,344
Unbillable and other costs, net	16,262	8,541	93	260	(19)	25,137
Adjusted EBITDA (1)	65,806	32,981	17,225	512	(12,950)	103,574

Stock-based compensation	15,141	2,250	543	24	3,610	21,568
Depreciation and amortization	20,271	6,549	2,465	486	1,610	31,381
Deferred acquisition consideration	9,001	184	80	—	—	9,265
Impairment and other losses	1,314	—	—	—	—	1,314
Other items, net (1)	1,368	2,638	152	—	1,974	6,132
Operating income (loss)	$18,711	$21,360	$13,985	$2	$(20,144)	$33,914

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Actuals may not foot due to rounding.

SCHEDULE 4
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(US$ in 000s, except percentages)

For the Twelve Months Ended December 31, 2021

	Integrated Agencies Network	Media Network	Communications Network	All Other	Corporate	Total
Net Revenue	$1,258,430	$427,582	$214,829	$25,973	$—	$1,926,814
Billable Costs	173,178	34,480	89,871	—	—	297,529
Revenue	1,431,608	462,062	304,700	25,973	—	2,224,343

Billable Costs	173,178	34,480	89,871	—	—	297,529
Staff costs	786,766	260,245	138,200	17,023	35,487	1,237,721
Administrative costs	124,843	59,266	22,474	9,783	5,511	221,877
Unbillable and other costs, net	57,468	30,677	241	793	5	89,184
Adjusted EBITDA (1)	289,353	77,394	53,914	(1,626)	(41,003)	378,032

Stock-based compensation	51,315	4,962	16,231	39	7,978	80,525
Depreciation and amortization	54,403	24,644	8,052	2,499	6,537	96,135
Deferred acquisition consideration	35,840	286	28	—	—	36,154
Impairment and other losses	2,269	14,846	—	—	—	17,115
Other items, net (1)	7,114	6,543	230	—	31,985	45,872
Operating income (loss)	$138,412	$26,113	$29,373	$(4,164)	$(87,503)	$102,231

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Actuals may not foot due to rounding.

SCHEDULE 5
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(US$ in 000s, except percentages)

For the Three Months Ended December 31, 2020

	Integrated Agencies Network	Media Network	Communications Network	All Other	Corporate	Total
Net Revenue	$283,330	$94,860	$86,780	$5,645	$—	$470,615
Billable Costs	50,419	10,623	109,573	—	—	170,615
Revenue	333,749	105,483	196,353	5,645	—	641,230

Billable Costs	50,419	10,623	109,573	—	—	170,615
Staff costs	173,381	54,785	36,551	4,819	10,486	280,022
Administrative costs	34,554	17,339	7,103	4,379	761	64,136
Unbillable and other costs, net	13,140	6,074	215	(2,180)	12	17,261
Adjusted EBITDA (1)	62,255	16,662	42,911	(1,373)	(11,259)	109,196

Stock-based compensation	2,188	—	—	—	1,143	3,331
Depreciation and amortization	9,405	7,075	1,978	985	1,212	20,655
Deferred acquisition consideration	42,356	—	2,543	—	—	44,899
Impairment and other losses	70,802	6,438	—	—	—	77,240
Other items, net (1)	997	905	303	—	25,863	28,068
Operating income (loss)	$(63,493)	$2,244	$38,087	$(2,358)	$(39,477)	$(64,997)

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Actuals may not foot due to rounding.

SCHEDULE 6
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(US$ in 000s, except percentages)

For the Twelve Months Ended December 31, 2020

	Integrated Agencies Network	Media Network	Communications Network	All Other	Corporate	Total
Net Revenue	$1,038,842	$359,857	$236,045	$21,242	$—	$1,655,986
Billable Costs	155,979	38,952	236,108	—	—	431,039
Revenue	1,194,821	398,809	472,153	21,242	—	2,087,025

Billable Costs	155,979	38,952	236,108	—	—	431,039
Staff costs	644,896	222,872	121,184	21,094	27,929	1,037,975
Administrative costs	129,686	62,042	20,570	13,096	5,041	230,435
Unbillable and other costs, net	44,209	35,310	2,414	(10,410)	26	71,549
Adjusted EBITDA (1)	220,051	39,633	91,877	(2,538)	(32,996)	316,027

Stock-based compensation	8,135	—	72	—	2,982	11,189
Depreciation and amortization	39,656	24,170	7,078	3,681	3,345	77,930
Deferred acquisition consideration	43,658	375	2,651	—	—	46,684
Impairment and other losses	88,797	6,473	—	—	1,129	96,399
Other items, net (1)	1,476	2,651	293	1	38,506	42,927
Operating income (loss)	$38,329	$5,964	$81,783	$(6,220)	$(78,958)	$40,898

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Actuals may not foot due to rounding.

SCHEDULE 7
STAGWELL INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	December 31, 2021	December 31, 2020
ASSETS
Current Assets
Cash and cash equivalents	$184,009	$92,457
Accounts receivable, net	696,937	225,733
Expenditures billable to clients	63,065	11,063
Other current assets	64,106	36,433
Total Current Assets	1,008,117	365,686
Fixed assets, net	118,603	35,614
Right-of-use assets - operating leases	297,919	57,752
Goodwill	1,682,397	351,725
Other intangible assets, net	937,695	186,035
Other assets	33,019	17,043
Total Assets	$4,077,750	$1,013,855
LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$271,769	$147,826
Accruals and other liabilities	504,780	90,557
Advance billings	361,885	66,418
Current portion of lease liabilities - operating leases	72,922	19,579
Current portion of deferred acquisition consideration	77,946	12,579
Total Current Liabilities	1,289,302	336,959
Long-term debt	1,195,112	198,024
Long-term portion of deferred acquisition consideration	148,464	5,268
Long-term lease liabilities - operating leases	328,328	52,606
Deferred tax liabilities, net	110,628	16,050
Other liabilities	62,621	5,801
Total Liabilities	3,134,455	614,708
Redeemable Noncontrolling Interests	43,364	604
Commitments, Contingencies and Guarantees
Shareholders' Equity:
Convertible preference shares, 0 and 0 authorized, issued and outstanding at December 31, 2021 and 2020, respectively	—	—
Members' capital	—	358,756
Common shares - Class A & B	118	—
Common shares - Class C	2	—
Paid-in capital	401,200	—
Accumulated deficit	(6,983)	—
Accumulated other comprehensive loss	(12,720)	—
Stagwell Inc. Shareholders' Equity	381,617	358,756
Noncontrolling interests	518,314	39,787
Total Shareholders' Equity	899,931	398,543
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Deficit	$4,077,750	$1,013,855

SCHEDULE 8
STAGWELL INC.
UNAUDITED SUMMARY CASH FLOW DATA
(US$ in 000s)

	Twelve Months Ended December 31,
	2021	2020
Cash flows from operating activities:
Net income	$35,920	$71,461
Adjustments to reconcile net income to cash provided by (used in) operating activities:
Stock-based compensation	75,032	—
Depreciation and amortization	77,503	41,025
Debt issuance cost amortization	—	811
Impairment and other losses	16,240	—
Provision for bad debt	2,031	6,222
Deferred income taxes	(20,139)	(5,463)
Changes in fair value of investments in unconsolidated affiliates	—	518
Adjustment to deferred acquisition consideration	18,706	4,520
Interest from preferred investments	—	(600)
Equity in losses of unconsolidated affiliates, net of dividends received	—	(58)
Transaction costs contributed by Stagwell Media LP	—	10,160
Foreign currency translation loss on foreign denominated debt	—	721
Other	5,396	—
Gain on sale of an asset	(43,440)	—
Changes in working capital:
Accounts receivable	(35,669)	(26,805)
Expenditures billable to clients	(35,371)	10,078
Other assets	930	(10,461)
Accounts payable	(46,351)	5,606
Accruals and other liabilities	56,196	22,922
Advance billings	76,021	7,423
Acquisition related payments	(12,431)	—
Net cash provided by operating activities	170,574	138,080
Cash flows from investing activities:
Capital expenditures	(22,626)	(12,099)
Proceeds from sale of assets	37,232	—
Acquisitions, net of cash acquired	153,739	(14,732)
Other	(26,535)	(2,190)
Net cash provided by (used in) investing activities	141,810	(29,021)
Cash flows from financing activities:
Repayment of borrowings under revolving credit facility	(716,339)	(126,994)
Proceeds from borrowings under revolving credit facility	518,537	167,000
Shares acquired and cancelled	(841)	—
Distributions to noncontrolling interests and other	(18,850)	(115,543)
Payment of deferred consideration and other	—	(1,000)
Contributions	—	1,554
Proceeds from issuance of the 5.625% Notes	1,100,000	—
Purchase of noncontrolling interest	—	(1,559)
Debt issuance costs	(15,365)	(3,099)
Payment of contingent consideration	—	(500)

Distributions	(204,929)	—
Repurchase of 7.50% Senior Notes	(884,398)	—
Net cash used in financing activities	(222,185)	(80,141)
Effect of exchange rate changes on cash and cash equivalents	1,353	(321)
Net increase in cash and cash equivalents	91,552	28,597
Cash and cash equivalents at beginning of period	92,457	63,860
Cash and cash equivalents at end of period	$184,009	$92,457